	MIDAS FUND
	SCHEDULE OF PORTFOLIO INVESTMENTS
	March 31, 2022
	(Unaudited)

Shares		Value
	Common Stocks (103.37%)
	Major Precious Metals Producers (33.16%)
32,400	Agnico Eagle Mines Limited	$ 1,984,176
14,700	Barrick Gold Corporation	360,591
275,000	B2Gold Corp.	1,262,250
65,000	Fresnillo plc	626,724
44,000	Newcrest Mining Limited	880,461
		5,114,202

	Intermediate Precious Metals Producers (54.37%)
225,000	Alamos Gold Inc.	1,894,500
98,000	Dundee Precious Metals, Inc.	584,766
38,000	Endeavour Mining Corp.	942,545
325,000	Evolution Mining Limited	1,070,119
125,000	Northern Star Resources Limited	1,004,640
5,300	Royal Gold, Inc.	748,784
72,218	Silver Lake Resources Ltd. (a)	116,193
80,000	SSR Mining Inc.	1,740,000
6,000	Wheaton Precious Metals Corp.	285,480
		8,387,027

	Junior Precious Metals Producers (5.40%)
970,000	Hummingbird Resources plc (a)	187,945
23,900	Maverix Metals Inc.	114,510
17,500	Osisko Gold Royalties Ltd.	230,825
27,000	Sandstorm Gold Ltd.	218,160
650,000	Shanta Gold Ltd.	81,542
		832,982

	Other Natural Resources Companies (10.44%)
23,000	iShares Silver Trust (a)	526,240
6,000	SPDR Gold Trust (a)	1,083,900
		1,610,140

	Total investments (Cost $10,879,133) (103.37%) (b)	15,944,351
	Liabilities in excess of cash and other assets (-3.37%)	(519,545)

	Net Assets (100%)	$ 15,424,806

(a) Non-income producing.
(b) The Fund's total investment portfolio value of $15,944,351 has been pledged as collateral for borrowings under the Fund's credit agreement.  As of March 31, 2022, there was $461,200 in outstanding borrowing.

	MIDAS MAGIC
	SCHEDULE OF PORTFOLIO INVESTMENTS
	March 31, 2022
	(Unaudited)

Shares		Value
	Common Stocks (118.10%)
	Automotive Dealers and Gasoline Service Stations (9.45%)
645	AutoZone, Inc. (a)	$ 1,318,754
1,925	Lithia Motors, Inc.	577,731
		1,896,485

	Automotive Repair, Services, and Parking (4.46%)
1,500	AMERCO	895,410

	Building Materials, Hardware, Garden Supply, and Mobile Home Dealers (2.31%)
1,550	The Home Depot, Inc.	463,962

	Business Services (51.40%)
1,670	Alphabet Inc. Class A (a)	4,644,855
4,300	Check Point Software Technologies Ltd. (a)	594,518
10,000	Mastercard Incorporated Class A	3,573,800
3,000	Meta Platforms, Inc. (a)	667,080
7,300	Robert Half International Inc.	833,514
		10,313,767

	Communications (3.50%)
26,000	Altice USA, Inc. (a)	324,480
2,000	Nexstar Media Group, Inc.	376,960
		701,440

	Depository Institutions (4.62%)
6,800	JPMorgan Chase & Co.	926,976

	Food and Kindred Products (2.26%)
2,650	Medifast, Inc.	452,567

	Home Furniture, Furnishings, and Equipment Stores (3.61%)
5,000	Williams-Sonoma, Inc.	725,000

	Industrial and Commercial Machinery and Computer Equipment (3.22%)
1,200	Lam Research Corporation	645,132

	Insurance Carriers (20.12%)
750	Anthem, Inc.	368,415
6,110	Berkshire Hathaway Inc. Class B (a)	2,156,280
20,000	Essent Group Ltd.	824,200
1,350	UnitedHealth Group Incorporated	688,460
		4,037,355

	Metal Mining (5.70%)
22,200	Barrick Gold Corporation	544,566
7,550	Newmont Corporation	599,847
		1,144,413

	Non-Depository Credit Institutions (5.45%)
1,450	Credit Acceptance Corporation (a)	798,036
7,800	Enova International, Inc. (a)	296,166
		1,094,202

	Transportation Equipment (2.00%)
3,859	LCI Industries	400,603

	Total investments (Cost $9,566,889) (118.10%) (b)	23,697,312
	Liabilities in excess of cash and other assets (-18.10%)	(3,632,266)

	Net assets (100.00%)	$ 20,065,046

(a) Non-income producing.
(b) The Fund's total investment portfolio value of $23,697,311 has been pledged as collateral for borrowings under the Fund's credit agreement.  As of March 31, 2022, there was $3,539,200 in outstanding borrowing.

Notes to Schedule of Portfolio Investments (Unaudited)

Valuation of Investments
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is in the United States are usually valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are usually valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. In the event of an unexpected closing of the primary market or exchange, a security may continue to trade on one or more other markets, and the price as reflected on those other trading venues may be more reflective of the security’s value than an earlier price from the primary market or exchange. Accordingly, each of Midas Fund and Midas Magic (each a “Fund” and together, the “Funds”) may seek to use these additional sources of pricing data or information when prices from the primary market or exchange are unavailable or are earlier and less representative of current market value. Gold and silver bullion are valued at 4:00 p.m. ET, at the mean between the last bid and asked quotations of the Bloomberg Composite (NY) Spot Price for that metal. Certain debt securities may be priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities or according to prices quoted by a securities dealer that offers pricing services. Open end investment companies are valued at their net asset value. Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by a Fund could change on a day when shareholders cannot buy or sell shares of the Fund. Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by Midas Management Corporation (the “Investment Manager”) under the direction of or pursuant to procedures approved by each Fund’s Board of Trustees, called “fair value pricing.” Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available and reliable market quotation for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or traded.

Value Measurements
Inputs to valuation methods are prioritized by a three level hierarchy as follows:

• Level 1 - unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.

• Level 2 - observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

• Level 3 - unobservable inputs for the asset or liability including the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets for the security, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy, within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs and methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity securities (common and preferred stock) – Most publicly traded equity securities are valued normally at the most recent official closing price, last sale price, evaluated quote, or closing bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

The following is a summary of the inputs used as of March 31, 2022, in valuing each Fund’s assets. Refer to each Fund’s Schedule of Portfolio Investments for detailed information on specific investments.

MIDAS FUND	Level 1	Level 2	Level 3	Total
Assets
Investments, at value
Common stocks	$ 15,944,351	$ -	$ -	$ 15,944,351
Total investments, at value	$ 15,944,351	$ -	$ -	$ 15,944,351

MIDAS MAGIC	Level 1	Level 2	Level 3	Total
Assets
Investments, at value
Common stocks	$ 23,697,312	$ -	$ -	$ 23,697,312
Total investments, at value	$ 23,697,312	$ -	$ -	$ 23,697,312

Cost for Federal Income Tax Purposes
The aggregate cost of investments for tax purposes will depend upon each Fund’s investment experience during the entirety of its fiscal year and may be subject to changes based on tax regulations. As of March 31, 2022, for federal income tax purposes, subject to changes, the aggregate cost, gross unrealized appreciation (depreciation), and net unrealized appreciation of investments are summarized as follows:

	Federal Income	Gross Unrealized		Net Unrealized
	Tax Cost	Appreciation	(Depreciation)	Appreciation
Midas Fund	$ 10,879,133	$ 5,748,209	$ (682,991)	$ 5,065,218
Midas Magic	$ 9,566,889	$ 14,258,684	$ (128,261)	$ 14,130,423

Portfolio Concentration
Each Fund operates as a “non-diversified” investment company, which means that the portion of the Fund’s assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940, as amended and the amount of the outstanding voting securities of a particular issuer held by a Fund is not limited. Each Fund, however, currently intends to continue to conduct its operations so as to qualify as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended, which currently requires that, at the end of each quarter of the taxable year, with respect to 50% of a Fund’s total assets, the Fund limits to 5% the portion of its total assets invested in the securities of a single issuer. There are no such limitations with respect to the balance of a Fund’s portfolio, although no single investment can exceed 25% of a Fund’s total assets at the time of purchase. A more concentrated portfolio may cause a Fund’s net asset value to be more volatile and thus may subject shareholders to more risk.

Foreign Securities Risk
Investments in the securities of foreign issuers involve special risks which include changes in foreign exchange rates and the possibility of future adverse political, tax, and economic developments, which could adversely affect the value of such securities. Moreover, securities of foreign issuers and securities traded in foreign markets may be less liquid and their prices more volatile than those of U.S. issuers and markets. In addition, in certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in the securities of issuers domiciled in those countries.